                                                                  CONFORMED COPY
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                                SECOND AMENDMENT
                                       TO
               FIRST AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

                                  RENAISSANCERE
                                  -------------

         THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED REIMBURSEMENT
AGREEMENT, dated as of March 11, 2005 (this "Amendment"), is made among
RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF
EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, and DAVINCI REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party and, collectively, the "Account Parties"), RENAISSANCERE
HOLDINGS LTD., a Bermuda company ("RenRe"), the banks and financial institutions listed on the signature pages hereto or that become parties hereto after the date hereof (collectively, the "Lenders"), and WACHOVIA BANK, NATIONAL
ASSOCIATION ("Wachovia"), as Issuing Bank, Administrative Agent and Collateral
Agent for the Lenders.

                                    RECITALS

         A.   The Account Parties, RenRe, the Lenders, Wachovia (in its various capacities) and certain co-documentation agents have entered into a First
Amended and Restated Reimbursement Agreement dated as of March 31, 2004, as amended by the First Amendment to First Amended and Restated Reimbursement
Agreement dated as of November 18, 2004 by and among the Account Parties, RenRe, the Lenders and Wachovia (as so amended, the "Reimbursement Agreement").
Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         B.   The Account Parties have requested that the Reimbursement
Agreement be amended to modify SECTIONS 7.01(f), 7.02(g) and 7.02(h) with respect to certain Events of Default.

         C.   The Lenders and Wachovia have agreed to amend the Reimbursement
Agreement as requested by the Account Parties and to effect such agreement the parties have entered into this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe, the
Lenders and Wachovia (in its various capacities) hereby agree as follows:

                                   ARTICLE 1

                                    AMENDMENT

         1.1   AMENDMENT TO SECTION 7.01(f) (FULL EVENTS OF DEFAULT). Section
7.01(f) of the Reimbursement Agreement is hereby amended in its entirety to read as follows (highlighted language and footnote are solely for purposes of identifying the changes):

         RenRe shall (i) fail to pay when due and the continuance of such default after any applicable grace period (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) any principal of or interest on any Debt (other than the Debt incurred pursuant to this Agreement) or Contingent Liability having an aggregate principal amount of at least $50,000,000 or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Debt or Contingent Liability, or any other event shall occur or condition exist in respect thereof, if such failure, event or condition shall continue after any applicable grace period and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Debt or Contingent Liability (or a trustee or agent on its or their behalf) to cause, such Debt or Contingent Liability to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity; or

         1.2   AMENDMENT TO SECTION 7.02(g) (ACCOUNT PARTY EVENTS OF DEFAULT).
Section 7.02(g) of the Reimbursement Agreement is hereby amended in its entirety to read as follows (highlighted language and footnote are solely for purposes of identifying the changes):

         In the case of RRL or Glencoe (each, an Account Party that is a
Material Subsidiary), or DaVinci (an Account Party that is not a Material
Subsidiary), any such Account Party shall (i) fail to pay when due and continuance of such default after any applicable grace period (whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period) any principal of or interest on any of its Debt (other than the Debt incurred pursuant to this Agreement) or Contingent Liabilities having an aggregate principal amount of at least $50,000,000 or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Debt or
Contingent Liability, or any other event shall occur or condition exist in respect thereof, if such failure, event or condition shall continue after any applicable grace period and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Debt or Contingent Liability (or a trustee or agent on its or their behalf) to cause, such Debt or Contingent
Liability to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity; or

         1.3   AMENDMENT TO SECTION 7.02(h) (ACCOUNT PARTY EVENTS OF DEFAULT).
Section 7.02(h) of the Reimbursement Agreement is hereby amended in its entirety to read as follows (highlighted language and footnote are solely for purposes of identifying the changes):

         In the case of RRE (an Account Party that is not a Material
Subsidiary), such Account Party shall (i) fail to pay when due and continuance of such default after any applicable grace period (whether by scheduled maturity, acceleration or otherwise and after giving effect to any

                                       2

applicable grace period) any principal of or interest on any of its Debt (other than the Debt incurred pursuant to this Agreement) or Contingent Liabilities having an aggregate principal amount of at least $15,000,000 or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Debt or
Contingent Liability, or any other event shall occur or condition exist in respect thereof, if such failure, event or condition shall continue after any applicable grace period and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Debt or Contingent Liability (or a trustee or agent on its or their behalf) to cause, such Debt or Contingent
Liability to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity; or

         1.4   AMENDMENT TO SCHEDULES. SCHEDULE 4.06 of the Reimbursement
Agreement is hereby amended by deleting that Schedule in its entirety and replacing it with the attached SCHEDULE 4.06.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders and Wachovia to enter into this Amendment, RenRe and each Account Party individually and severally represents and warrants that:

         2.1   COMPLIANCE WITH REIMBURSEMENT AGREEMENT. Each such party is in compliance with all terms and provisions set forth in the Reimbursement
Agreement to be observed or performed by them. No Substitution Event, Suspension
Event, Default, or Event of Default has occurred and is continuing.

         2.2   REPRESENTATIONS IN REIMBURSEMENT AGREEMENT. The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to the Amendment.

         2.3   OTHER CREDIT DOCUMENTS. Each such party, to the extent it is a party to any of the other Credit Documents, is in compliance with all terms and provisions set forth therein to be observed or performed by it. Nothing herein will affect the validity or enforceability of the other Credit Documents, and all Obligations secured or guaranteed under such other Credit Documents shall remain so secured or guaranteed.

                                    ARTICLE 3

                                    GENERAL

         3.1   CONDITIONS PRECEDENT. This Amendment shall be effective as of the date first written above upon receipt by the Administrative Agent of duly executed counterparts of this Amendment signed by each Account Party, RenRe,
Wachovia (in its various capacities) and the Required Lenders.

                                       3

         3.2   EFFECT OF AMENDMENT. From and after the effective date hereof, all references to the Reimbursement Agreement set forth in any other Credit
Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Reimbursement Agreement as amended or modified hereby and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Reimbursement Agreement except as expressly set forth herein. Except as expressly amended hereby, the Reimbursement Agreement and the other Credit
Documents shall remain in full force and effect in accordance with their terms.

         3.3   APPLICABLE LAW. THIS AMENDMENT HAS BEEN EXECUTED, DELIVERED AND
ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK AND SHALL BE
GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE
CONFLICTS OF LAW PROVISIONS THEREOF).

         3.4   COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         3.5   EXPENSES. The Account Parties and RenRe agree to pay all
out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

         3.6   HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

                      [Signatures begin on following page.]

                                       4

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                RENAISSANCE REINSURANCE LTD.

                                By:     /s/  John M. Lummis
                                        ----------------------------------------
                                Name:   John M. Lummis
                                Title:  Chief Financial Officer

                                RENAISSANCE REINSURANCE OF EUROPE

                                By:     /s/  Ian Branagan
                                        ----------------------------------------
                                Name:   Ian Branagan
                                Title:  Director

                                GLENCOE INSURANCE LTD.

                                By:     /s/  John M. Lummis
                                        ----------------------------------------
                                Name:   John M. Lummis
                                Title:  Chief Financial Officer

                             (SIGNATURES CONTINUED)

                                DAVINCI REINSURANCE LTD.

                                By:     /s/  John M. Lummis
                                        ----------------------------------------
                                Name:   John M. Lummis
                                Title:  Chief Financial Officer

                                RENAISSANCERE HOLDINGS LTD.

                                By:     /s/  John M. Lummis
                                        ----------------------------------------
                                Name:   John M. Lummis
                                Title:  Chief Financial Officer

                                Address for each Credit Party:
                                Renaissance House
                                8-12 East Broadway
                                Pembroke HM 19 Bermuda
                                Telecopy:  (441) 292-9453

                             (SIGNATURES CONTINUED)

                                      S-2

                                WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                Administrative Agent, as Collateral Agent, as
                                Issuing Bank and as a Lender

                                By:     /s/ William R. Goley
                                        ----------------------------------------
                                Name:   William R. Goley
                                Title:  Director

                                NATIONAL AUSTRALIA BANK LIMITED, ABN
                                12-004-044-937, as Co-Documentation Agent and
                                as a Lender

                                By:
                                        ----------------------------------------
                                Name:
                                Title:

                                ING BANK, N.V., LONDON BRANCH, as Co-
                                Documentation Agent and as a Lender

                                By:     /s/ N.J. Marchant
                                        ----------------------------------------
                                Name:   N.J. Marchant
                                Title:  Director

                                By:     /s/ M.E.R. Sharman
                                        ----------------------------------------
                                Name:   M.E.R. Sharman
                                Title:  Managing Director

                                BARCLAYS BANK PLC, as Co-Documentation Agent
                                and as a Lender

                                By:     /s/ Paul Johnson
                                        ----------------------------------------
                                Name:   Paul Johnson
                                Title:  Director

                             (SIGNATURES CONTINUED)

                                      S-3

                                LLOYDS TSB BANK PLC, as Managing Agent and as a
                                Lender

                                By:     /s/ Matthew S.R. Tuck
                                        ----------------------------------------
                                Name:   Matthew S.R. Tuck
                                Title:  Vice President

                                By:     /s/ Paul D. Briamonte
                                        ----------------------------------------
                                Name:   Paul D. Briamonte
                                Title:  Director

                                KEYBANK, NATIONAL ASSOCIATION, as a Lender

                                By:     /s/ Mary K. Young
                                        ---------------------------------------
                                Name:   Mary K. Young
                                Title:  Vice President

                                BAYERISCHE HYPO-UND VEREINSBANK AG, as a Lender

                                By:
                                        ----------------------------------------
                                Name:
                                Title:

                                By:
                                        ----------------------------------------
                                Name:
                                Title:

                                FLEET NATIONAL BANK as a Lender

                                By:     /s/ Debra Basler
                                        ----------------------------------------
                                Name:   Debra Basler
                                Title:  Senior Vice President

                             (SIGNATURES CONTINUED)

                                      S-4

                                CITIBANK, N.A., as a Lender

                                By:     /s/ Michael A. Taylor
                                        ----------------------------------------
                                Name:   Michael A. Taylor
                                Title:  Managing Director

                                MELLON BANK, N.A., as a Lender

                                By:     /s/ Karla K. Maloof
                                        ----------------------------------------
                                Name:   Karla K. Maloof
                                Title:  First Vice President

                                ROYAL BANK OF SCOTLAND PLC, as a Lender

                                By:
                                        ----------------------------------------
                                Name:
                                Title:

                                THE BANK OF NOVA SCOTIA, as a Lender

                                By:     /s/ Todd S. Meller
                                        ----------------------------------------
                                Name:   Todd S. Meller
                                Title:  Managing Director

                                      S-5